KEELEY Mid Cap Dividend Value Fund Class A Shares KMDVX Class I Shares KMDIX

Summary Prospectus October 1, 2011

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.keeleyfunds.com. You can also get this information at no cost by calling 1-888-933-5391 or by sending an e-mail request to info@keeleyfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 1, 2011 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The KEELEY Mid Cap Dividend Value Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” on page 10 of the Fund’s Prospectus and under the section “Purchases and Redemption of Shares” on page 24 of the Fund’s Statement of Additional Information (“SAI”).

SHAREHOLDER FEES	Class A	Class I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	KMDVX	KMDIX

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None

Maximum Deferred Sales Charge (Load)	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None

Redemption Fee (the Fund’s Transfer Agent may charge a fee of $15 for each wire redemption and $5 for each telephone exchange)	None	None

Exchange Fee	None	None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A	Class A	Class I
PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)	KMDVX	KMDIX

Management Fees	1.00%	1.00%

Distribution (12b-1) Fees	0.25%	None

Other Expenses(a)	1.31%	1.31%

Total Annual Fund Operating Expenses	2.56%	2.31%

Fee Waiver and/or Expense Reimbursement(b)	(1.17)%	(1.17)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.39%	1.14%

(a) “Other Expenses” are based on estimated amounts for the current fiscal year.

(b) Keeley Asset Management Corp. (the “Adviser”) has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year, as a percentage of average net assets, for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver is in effect through October 1, 2012 and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Example.
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s

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KEELEY Mid Cap Dividend Value Fund

operating expenses remain the same. Although your actual costs could be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Mid Cap Dividend Value Fund
Class A	$585	$1,104

Class I	$116	$609

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. At the date of this Prospectus, the Fund has no operation history and portfolio turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund intends to pursue its investment objective by investing in companies with a mid-size market capitalization, which we currently define as between $1.5 billion and $15 billion, and that currently pay or are reasonably expected to pay dividends to shareholders. The Adviser looks for stocks with sustainable, expected growth in earnings and dividends and attempts to buy them when they are temporarily out-of-favor or undervalued by the market. Under normal market conditions, the Fund will invest no less than 80% of its net assets plus the amount of any borrowings for investment purposes in “dividend-paying” common stocks and other equity type securities (including preferred stock) of mid-size market capitalization. “Dividend-paying” common stocks have one or more of the following characteristics: (i) attractive dividend yields that are, in the opinion of the Adviser, relatively stable or expected to grow; (ii) that pay a small dividend, but could grow their dividend over the next few years; and/or (iii) that pay no dividend, but may initiate a dividend or return cash to shareholders in other ways, such as through a share repurchase program. The Adviser reasonably expects that a company will pay a dividend or return cash to shareholders in other ways based upon the company’s operating history, its growth and profitability opportunities, and its history of sales, profits and dividend payments.

As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold such securities even if the company’s capitalization moves outside the $1.5 billion to $15 billion capitalization range. If less than 80% of the Fund’s assets (plus the amount of any borrowings for investment purposes) are invested in companies with a mid-size market capitalization, the Fund will not invest in companies other than those with a mid-size market capitalization until the 80% threshold is restored.

Each stock is judged on its potential for above-average capital appreciation. In addition, the Adviser believes that a track record of dividend increases is an excellent indicator of a company’s financial health and growth prospects, and that over the long-term, income can contribute significantly to total return. Dividends also can help reduce the Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling. The Fund intends to pay the dividends it receives at least annually. The Fund will seek to invest in mid-cap, undervalued companies that meet certain criteria identified by the Adviser from time to time. It is our intention typically to hold securities for more than two years, but we may sell securities when a more attractive opportunity emerges, when a company becomes overweight in the portfolio, or when operating difficulties or other circumstances make selling desirable.

The Fund may be suitable for the more aggressive section of an investor’s portfolio. The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment. An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

The Fund is subject to the typical risks of equity investing, including loss of money, company specific risks, the effects of interest rate fluctuations, investor psychology and other factors. The Fund’s method of security selection may not be successful and the Fund may underperform the stock market as a whole. Investing in mid-cap securities presents more risk than investing in large-

Class A Shares KMDVX  Class I Shares KMDIX

cap or more established company securities. Mid-cap companies often have more limited resources and greater variation in operating results, leading to greater price volatility. Trading volumes may be lower, making such securities less liquid. The value of your investment will increase or decrease so your shares may be worth more or less money than your original investment.

Any repeal or failure to extend the current federal tax treatment of qualified dividend income could make dividend-paying securities less appealing to investors and could have a negative impact on the performance of the Fund. Also, the companies held by the Fund may reduce or stop paying dividends, which may affect the Fund’s ability to generate income. The Adviser’s approach in selecting dividend-paying securities may go out of favor with investors. This may cause the Fund to underperform relative to other mutual funds that do not emphasize dividend-paying stocks.

PERFORMANCE

The Fund is new and does not have any performance history. Once it has a full calendar year of performance, total return information will be presented. Updated performance information will be available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley Asset Management Corp., 401 South LaSalle Street, Suite 1201, Chicago, IL 60605. The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers — Thomas E. Browne, Jr.  is the Portfolio Manager for the Fund and is primarily responsible for its day-to-day management. Brian P. Leonard is the Assistant Portfolio Manager for the Fund and assists Mr. Browne in the day-to-day management activities of the Fund. Messrs. Browne and Leonard have managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

You can buy or sell the Fund’s shares directly from the Keeley Investment Corp., the Fund’s distributor (the “Distributor”), or from selected broker/dealers, financial institutions and other service providers. Please contact the Transfer Agent at 1-888-933-5391 if you need additional assistance when completing your Application. There is no minimum holding requirement nor minimum amount requested to redeem your shares.

The minimum initial investment for the Class A Shares of the Fund is $2,500, and the minimum for additional investments in the Fund is $50 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class A Share accounts. The minimum initial investment for Class I Shares of the Fund is $1 million, and the minimum for additional investments is $10,000 and is subject to change at any time. The Distributor may waive the minimum initial investment to establish certain Class I Share accounts.

TAX INFORMATION

The Fund’s distributions, if any, are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are invested through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. These tax-deferred arrangements may be taxed at a later date.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its Distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Read the Fund’s Prospectus and SAI or ask your salesperson or visit your financial intermediary’s website for more information.

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